SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8_K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                       Date of Report: October 10, 2001


                               JNS Marketing, Inc.
                         -------------------------------
             (Exact name of registrant as specified in its charter)


    Colorado                         0-13215                 84-0940146
    ------------------              -----------              ----------
     (State or other                 (Commission            (IRS Employer
      jurisdiction of                 File Number)           Identification No.)
         incorporation)

                       7609 Ralston Road, Arvada, CO 80002
                       -----------------------------------
                             (Registrant's Address)


Registrant's telephone number, including area code: (303) 422-8127
                                                    --------------

Item 1.     Changes in Control of Registrant

                None.

Item 2.     Acquisition or Disposition of Assets

                None.

Item 3.     Bankruptcy or Receivership

                None.

Item 4.     Changes in Registrant's Certifying Accountant

                None.

Item 5.     Other Events

     JNS Marketing, Inc. Walter Galdenzi, and Latinocare Management Inc. have agreed to extend the Closing Date of the Share Purchase Agreement between Walter Galdnezi, the Company, and Latinocare Management, Inc. to October 30, 2001

Item 6.     Resignation and Appointment of Directors

                 None.

Item 7.     Financial Statements, Pro Forma Financials, & Exhibits

                Financial Statements:

                 None.

                Exhibits:

                 None.

                             Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 10,  2001                        JNS Marketing, Inc.



                                             By: /s/Walter Galdenzi
                                                 --------------------------
                                                 Walter Galdenzi, President